UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2004



                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





            Delaware                     0-28846                36-3145350
   ---------------------------         -----------          -------------------
   State or other jurisdiction         (Commission            (IRS Employer
        of Incorporation               File Number)         Identification No.)






                     321 West Main Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 431-2720
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.
                           --------

                           Exhibit Number
                           --------------

                           99.1 Press Release, dated July 28, 2004 issued by UnionBancorp, Inc.

Item 12.          Results of Operations and Financial Condition.

                  The information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On July 28, 2004, UnionBancorp, Inc. issued a news release to report its financial results for the quarter ended June 30, 2004. The release is furnished as Exhibit 99.1 hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIONBANCORP, INC.



Dated:  July 28, 2004                        /s/ DEWEY R. YAEGER
                                             -----------------------------------
                                             Dewey R. Yaeger
                                             President and Principal Executive
                                             Officer



Dated:  July 28, 2004                        /s/ KURT R. STEVENSON
                                             -----------------------------------
                                             Kurt R. Stevenson
                                             Senior Vice President and Principal
                                             Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1        Press Release, dated July 28, 2004 issued by UnionBancorp, Inc.